UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
 INVESTMENT COMPANIES

Investment Company Act File Number 811-04704

The Primary Trend Fund, Inc.
3960 Hillside Drive, Suite 204
               Delafield, WI  53018_______
 (Address of principal executive offices)

Arnold Investment Counsel Incorporated
3960 Hillside Drive, Suite 204
________Delafield, WI  53018_____
(Name and address of agent for service)

Registrant's telephone number, including area code: (262) 303-4850

Date of fiscal year end: June 30

Date of reporting period: June 30, 2010

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

ANNUAL REPORT

The Primary
Trend Fund

DELAFIELD, WISCONSIN
JUNE 30, 2010

MESSAGE TO SHAREHOLDERS…

“The easy money for this cycle is over…  We continue to believe that the cyclical bull market that emerged in March 2009 will extend itself into the summer of 2010: Fundamentals are rebounding… technicals are screaming ‘bull’…  The U.S. economy is currently in a sweet spot…  As warning signs become more prevalent, we will certainly take some profits and transition into a more defensive posture, but we’re not at that point yet.”

The Primary Trend Fund
December 31, 2009 – Semiannual Report

During the first few months of 2010, a couple of warning signs (the “flash crash” of May 6th being one of them) have appeared in the equity markets and we have taken some profits in The Primary Trend portfolio.  But we are not retreating into bunker-mentality mode.

Since the markets hit their bear market lows in early March 2009, the bulls have been in complete control…until recently.  Even with the 17% correction off of the April highs, the U.S. stock market performed admirably over the past year.  For the 12-months ended June 30, 2010, the large-cap, popular averages of the Dow Jones Industrial Average and Standard & Poor’s 500 Index recorded total returns of +18.89% and +14.43%, respectively.

After outperforming during the bear market (granted, by bleeding less), your Fund performed in line with the S&P 500 Index during the ensuing cyclical bull market.  For the same 12-month period ended 6/30/10, The Primary Trend Fund posted a total return of +13.39%.

So often in the media and in the financial arena, performance is highlighted without any explanation as to how it was accomplished.  Even then, the primary focus tends to be on the positives.  We believe these periods of discussing our “report card” should be an opportunity for introspection and sharing with our shareholders both the good and bad portfolio shifts.

What We Did Wrong

A year ago, we were coming out of what some would argue is the worst recession since the Great Depression.  It’s safe to assume that those areas that are most levered to the economy would rally the most.  Over the past year, the two best sectors in terms of performance were the most economically sensitive: the S&P 500 Consumer Discretionary sector was up 28.1%, while the S&P Industrials sector posted a gain of 27.5%.

The S&P 500’s weighting in Consumer Discretionary and Industrials stocks has been fairly stable over the past year at 20.4%.  However, while The Primary Trend had a market weighting a year ago at 20.9%, we trimmed it to 19.2% of the portfolio by 12/31/09…and now as of 6/30/10, Consumer Discretionary and Industrials represent only 5.9% of the Fund’s assets.  In the short term and with the benefit of hindsight, it was a mistake to underweight the best performing area of the market; although the Fund had ample exposure during the bulk of the move.  But as value investors, we will often be early.  And in this instance, our extensive profit-taking (in names such as Home Depot, Lowe’s, Walt Disney, FedEx, Boeing and United Technologies) has provided us with the “buying power” that will allow us to capitalize on the fresh stock market leadership that should emerge as we move forward.

From a sector standpoint, the aforementioned was our most obvious miscue.  Our cash reserves stood at 3.8% six months ago.  As we sold positions, cash has ballooned to today’s 22.7% of assets – a very opportunistic war chest.

MESSAGE TO SHAREHOLDERS…(continued)

However, we fully expected inflation to heat up by now.  Consequently, our interest-rate outlook was for rising rates and lower bond prices.  While that held true for the latter half of 2009, interest rates have dropped like a stone in the first half of 2010.  The 10-year U.S. Treasury Bond yield went from 4% in early-April to under 3% at the end of June.  By keeping our cash hoard invested in short-term money market instruments rather than the more intermediate-term area of the bond market, we did forego the bullish move in bond prices.  But our cash cushion is no doubt temporary and provides us with the liquidity to buy equities as the opportunity presents itself.  Having the cash available for this purpose is more important than the potential short-term profit motive in the fixed-income market.

What We Did Right

“The primary trend is the most powerful force underlying the movements of the markets.  Knowing its direction is the most valuable information an investor can possess.”

This is the tagline of our Primary Trend investment letter and the underlying investment philosophy of your Primary Trend Fund.  Turning bullish and remaining bullish in 2009 in the face of dire economic headlines and a frozen global credit market was our best portfolio move.

We continue to de-emphasize the Energy sector (6.1% of Fund assets) relative to the S&P 500’s weighting of 10.8%.  A combination of weak oil and natural gas prices as well as better bargains elsewhere has kept our investment to a minimum.  As the worst-performing sector over the past year (+2.1% vs. the S&P 500’s +14.4%), our underweight proved to be the correct portfolio strategy.

In these uncertain economic times, we have boosted the quality component of our holdings by focusing on extremely undervalued equities, especially when compared to the market.  Technology stocks are historically cheap and have a pile of cash sitting on their balance sheets.  The Fund has increased tech holdings (Information Technology and Telecommunication Services) from 11.4% of assets last year to 16.4% currently.  Also, healthcare stocks are trading at decades-low price-to-earnings multiples, have little debt and pay hefty dividends.  Our investment in the Health Care sector now sits at 14.6% -- 20% greater than the S&P 500’s weighting.

Avoiding the Noise

Today’s investment climate is not only wrought with uncertainty, it has alienated its long-term customers, both the investing public and investing professionals.  As we mentioned at the beginning of this shareholder letter, the May 6th “flash crash” was the first shot across the bow of this cyclical bull market.  A 100-point intraday bloodletting in the S&P 500 and 1,000-point waterfall decline in the Dow Jones Industrial Average (prior to rebounding) had been blamed on “computer error”.  We have said all along that if the “flash crash” was indeed simply a screw-up, a computer glitch, then those late-April highs would have been bested in short order.  They were not.  This is a caution flag being waved by the equity markets.

Add the proliferation of high frequency trading and the mysteries of dark pool trading and one can be sympathetic to the fact that investors have pulled nearly $19 billion from U.S. equity funds in 2010 alone.  This is also why the $3 trillion sitting on the sidelines in money market funds yielding nearly zip isn’t moving into the stock market either.  It seems that long-term investing these days is buying a stock in the morning and holding onto it past lunch – not very fertile ground for traditional investors.

MESSAGE TO SHAREHOLDERS…(continued)

Fear Sells

The housing market continues to slump.  The risk of a double-dip recession is on the horizon.  “Big Brother” (a/k/a the U.S. Federal Government) keeps tightening his grip: Obamacare is a big pill to swallow, financial regulation is just another layer of red tape and tax hikes are likely in 2011.  Sovereign debt crises ripple through the global credit and equity markets.  Unemployment at 9.6% of the labor force is a drag on the consumer engine.  Lastly, deflation has become the buzzword of late and seems to be paralyzing corporate America.  These are all bearish ingredients.

Where are the positives?  While they might seem tougher to find and are most certainly not the headline grabbers that negativity spawns, we do see bullish developments in the marketplace.

Earnings season is upon us and of the 662 U.S. companies that have reported thus far (through 7/28/10), 71% have beaten Wall Street estimates.  Many believe that the cost cutting, while an earnings driver in the short run, is not as healthy as top-line growth…and we agree.  BUT, revenues have also exceeded expectations – 64% of companies have surprised on the upside in sales.  Cutting the fat will only cause margins to explode as revenues accelerate to the upside.

Valuations on the overall market are neither overvalued nor undervalued (the S&P 500 trades at 14-16x).  However, individual stocks are becoming cheaper as 2010 unfolds.  Better EPS coupled with flat-to-declining stock prices has created P/E multiple contractions that are now at historically attractive levels.  Case in point: our most recent portfolio addition, Abbott Labs, is trading at just 10.9x next year’s earnings, a 33% discount to its historical average.

We mentioned that the uncertainty, fear and lemming-like mentality of Corporate America has paralyzed management in terms of hiring, expansion and capital expenditures.  It has also contributed to corporate coffers overflowing with cash to the tune of $2.8 trillion.  This pent-up capital could find its way back into the economy before year’s end.

Investor sentiment, as measured by Investors Intelligence, recently had more bearish advisors than bullish advisors.  Too, equity mutual fund investors continue to pull billions out of stocks and funnel that money into bond funds (mistakenly, in our opinion).  The stock market, in its perverse fashion, tends to fool the majority, and so these are bullish signs.

Lastly, interest rates remain extremely low and at this stage, the inflationary flames aren’t being fanned.  In fact, 30-year mortgage rates are at all-time lows and will eventually fuel a new housing boom (albeit, less robust than that of 2001-06) – once inventories are whittled down to a six-month supply or less.

The Pause that Refreshes

In terms of both the economy and the stock market, we believe we have entered a period of pause.  The recession of 2008-09 and the bear market of 2007-09 paved the way for a huge rebound as we turned the page on calendar 2009.  As measured by the S&P 500 Index, stocks have jumped +83% off of their March 2009 lows to their April 2010 highs.  The 17% correction investors have experienced since that April high has been hair-raising, no doubt, and only “encourages” those bearish forecasters to predict further financial ruin.  But a 17% pullback after an 83% run-up isn’t out of the ordinary or a bad trade-off.  In fact, it’s the equivalent of five yards forward and one yard back – not a bad offensive game plan.

MESSAGE TO SHAREHOLDERS…(continued)

We do not espouse the double-dip theory and certainly do not foresee any coming depression.  Due to valuations in individual issues and their respective stock price gains, we have taken some profits since the beginning of 2010.  We consider our current cash position as an opportunity to load up on new stock leadership in your Primary Trend Fund’s portfolio as 2010 unfolds.

Taking a long-term approach in a market that is saturated by short-term noise is a difficult task, but one that has been well rewarded time and time again.  We thank you for the trust you have placed in us; and we will strive, on your behalf, to achieve those long-term rewards you have come to expect.

Our best regards,

Lilli Gust	Barry S. Arnold
President	Vice President
Chief Investment Officer

Summary of Investments by Sector (Unaudited)
Percent of
Sector	Investment Securities
Short-term Investments	22.7%
Health Care	14.6%
Information Technology	12.4%
Consumer Staples	12.1%
Materials	10.5%
Financials	10.2%
Energy	6.1%
Industrials	5.1%
Telecommunication Services	4.0%
Utilities	1.5%
Consumer Discretionary	0.8%
Total Investments	100.0%

Top Ten Equity Holdings (Unaudited)
Percent of
Security	Investment Securities
Eli Lilly & Co.	5.2%
Intel Corp.	4.2%
Wal-Mart Stores, Inc.	4.1%
Pfizer, Inc.	4.0%
Johnson & Johnson	3.7%
Verizon Communications, Inc.	3.5%
Coca-Cola Co. (The)	3.5%
Barrick Gold Corp.	3.2%
E.I. du Pont de Nemours & Co.	3.2%
Nokia Corp. ADR	3.2%
Total	37.8%

EXPENSE EXAMPLE (Unaudited)
For the Six Months Ended June 30, 2010

As a shareholder of The Primary Trend Fund, you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

	Beginning	Ending	Expenses paid
	account value	account value	during period
	1/1/10	6/30/10	1/1/10-6/30/101
Actual	$1,000.00	$ 931.80	$9.58
Hypothetical (5% return before expenses)	1,000.00	1,015.10	9.99

1
Expenses are equal to the Fund’s annualized expense ratio of 2.00% for the period from January 1, 2010 through June 30, 2010, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).  The Fund is contractually obligated to limit annual expenses to 2.00% of its average daily net assets for the fiscal year.

PORTFOLIO OF INVESTMENTS
As of June 30, 2010

The Primary Trend Fund

Shares		Value
	COMMON STOCKS (77.5%)
	CONSUMER DISCRETIONARY (0.9%)
	Hotels, Restaurants & Leisure (0.9%)
30,000	Wendy’s/Arby’s Group, Inc., Class A	$120,000
	CONSUMER STAPLES (12.1%)
	Beverages (3.5%)
10,000	Coca-Cola Co. (The)	501,200
	Food & Staples Retailing (4.1%)
12,000	Wal-Mart Stores, Inc.	576,840
	Food Products (4.5%)
13,000	Kraft Foods, Inc., Class A	364,000
10,000	Unilever N.V. ADR	273,200
		637,200
	Total Consumer Staples	1,715,240
	ENERGY (6.1%)
	Oil, Gas & Consumable Fuels (6.1%)
15,000	BP p.l.c. ADR	433,200
7,000	ConocoPhillips	343,630
5,000	Valero Energy Corp.	89,900
	Total Energy	866,730
	FINANCIALS (10.2%)
	Capital Markets (0.9%)
5,000	Bank of New York Mellon Corp. (The)	123,450
	Commercial Banks (6.2%)
20,000	U.S. Bancorp	447,000
17,000	Wells Fargo & Co.	435,200
		882,200
	Diversified Financial Services (3.1%)
12,000	JPMorgan Chase & Co.	439,320
	Total Financials	1,444,970

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (continued)
As of June 30, 2010

The Primary Trend Fund (continued)

Shares		Value
	COMMON STOCKS (77.5%) (continued)
	HEALTH CARE (14.6%)
	Pharmaceuticals (14.6%)
5,000	Abbott Laboratories	$233,900
22,000	Eli Lilly & Co.	737,000
9,000	Johnson & Johnson	531,540
40,000	Pfizer, Inc.	570,400
	Total Health Care	2,072,840
	INDUSTRIALS (5.2%)
	Aerospace & Defense (2.3%)
5,000	United Technologies Corp.	324,550
	Industrial Conglomerates (2.9%)
28,000	General Electric Co.	403,760
	Total Industrials	728,310
	INFORMATION TECHNOLOGY (12.4%)
	Communications Equipment (5.4%)
15,000	Cisco Systems, Inc.*	319,650
55,000	Nokia Corp. ADR	448,250
		767,900
	Semiconductors & Semiconductor Equipment (4.2%)
31,000	Intel Corp.	602,950
	Software (2.8%)
17,000	Microsoft Corp.	391,170
	Total Information Technology	1,762,020
	MATERIALS (10.5%)
	Chemicals (4.8%)
13,000	E. I. du Pont de Nemours & Co.	449,670
5,000	Monsanto Co.	231,100
		680,770
	Metals & Mining (5.7%)
35,000	Alcoa, Inc.	352,100
10,000	Barrick Gold Corp.	454,100
		806,200
	Total Materials	1,486,970

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (continued)
As of June 30, 2010

The Primary Trend Fund (continued)

Shares		Value
	COMMON STOCKS (77.5%) (continued)
	TELECOMMUNICATION SERVICES (4.0%)
	Diversified Telecommunication Services (3.6%)
18,000	Verizon Communications, Inc.	$504,360
	Wireless Telecommunication Services (0.4%)
15,000	Sprint Nextel Corp.*	63,600
	Total Telecommunication Services	567,960
	UTILITIES (1.5%)
	Water Utilities (1.5%)
12,000	Aqua America, Inc.	212,160
	Total Common Stocks
	(Cost $12,329,170)	10,977,200

Principal
Amount
	SHORT-TERM INVESTMENTS (22.9%)
	Variable Rate Demand Notes (22.9%)
$3,245,047	U.S. Bancorp Demand Note, 0.00%(a)	3,245,047
	Total Short-Term Investments
	(Cost $3,245,047)	3,245,047
	TOTAL INVESTMENTS (100.4%)
	(Cost $15,574,217)	14,222,247
	Liabilities less Other Assets (-0.4%)	(58,567)
	NET ASSETS (100.0%)	$14,163,680

*	Non-income producing.
(a)	Variable rate security; the coupon rate shown represents the rate at June 30, 2010.
ADR – American Depositary Receipt
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010

The Primary
Trend Fund
Assets:
Investments, at Value (Note 2a):
Common Stocks	$10,977,200
Short-Term Investments	3,245,047
Total Investments (Cost $15,574,217)	14,222,247
Dividends Receivable	11,970
Prepaid Expenses and Other Assets	17,708
Total Assets	14,251,925

Liabilities:
Payable for Investments Purchased	45,689
Accrued Investment Advisory Fees	8,539
Professional Fees	15,076
Transfer Agent Fees	7,050
Administration and Accounting Fees	4,463
Other	7,428
Total Liabilities	88,245
Net Assets	$14,163,680

Shares Outstanding	1,548,221
Net Asset Value, Offering and Redemption Price Per Share	$9.15
Net Assets Consist of:
Capital Stock ($0.01 par value, 30,000,000 shares authorized)	$16,902,149
Accumulated Undistributed Net Investment Income	29,878
Accumulated Net Realized Loss on Investments	(1,416,377)
Net Unrealized Depreciation on Investments	(1,351,970)
Net Assets	$14,163,680

See notes to financial statements.

STATEMENT OF OPERATIONS
For the Year Ended June 30, 2010

The Primary
Trend Fund
Income:
Dividends*	$331,169
Total Income	331,169
Expenses:
Investment Advisory Fees (Note 3)	111,458
Administration and Accounting Fees	52,809
Shareholder Servicing Costs	45,023
Professional Fees	27,336
Registration Fees	22,436
Printing & Postage	17,812
Directors	8,000
Custodial Fees	3,869
Pricing	3,514
Insurance	2,555
Other	1,500
Total Expenses Before Recoupment	296,312
Recoupment of Advisory Fees Previously Waived	4,927
Total Expenses	301,239
Net Investment Income	29,930
Net Realized Gain on Investments	1,170,857
Change in Net Unrealized Appreciation on Investments	534,442
Net Realized and Unrealized Gain on Investments	1,705,299
Net Increase in Net Assets From Operations	$1,735,229

* Net of foreign tax withholding of $4,871.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	The Primary
	Trend Fund
	Year Ended	Year Ended
	June 30, 2010	June 30, 2009
Operations:
Net Investment Income	$29,930	$185,376
Net Realized Gain (Loss) on Investments	1,170,857	(2,587,234)
Change in Net Unrealized Appreciation (Depreciation) on Investments	534,442	(459,162)
Net Increase (Decrease) in Net Assets from Operations	1,735,229	(2,861,020)

Distributions to Shareholders:
From Net Investment Income	(71,192)	(226,644)
From Net Realized Gains	—	(1,128,761)
Decrease in Net Assets from Distributions	(71,192)	(1,355,405)

Fund Share Transactions:
Proceeds from Shares Sold	1,109,953	265,920
Reinvested Distributions	64,398	1,258,195
Cost of Shares Redeemed	(1,563,449)	(1,377,767)
Net Increase (Decrease) in Net Assets from Fund Share Transactions	(389,098)	146,348
Total Increase (Decrease) in Net Assets	1,274,939	(4,070,077)

Net Assets:
Beginning of Year	12,888,741	16,958,818
End of Year	$14,163,680	$12,888,741

Accumulated Undistributed Net Investment Income at End of Year	$29,878	$71,140

Transactions in Shares:
Sales	122,804	32,270
Reinvested Distributions	7,140	123,171
Redemptions	(170,795)	(167,164)
Net Decrease	(40,851)	(11,723)

See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table shows per share operation performance data, total investment return, ratios and supplemental data for each of the years ended June 30:

	2010	2009	2008	2007	2006
The Primary Trend Fund
Per Share Operating Performance
Net Asset Value, Beginning of Year	$8.11	$10.59	$14.43	$13.14	$13.01
Net Investment Income	0.02	0.11	0.15	0.17	0.22
Net Realized and Unrealized Gain (Loss) on Investments	1.06	(1.74)	(2.60)	2.02	0.56
Total from Investment Operations	1.08	(1.63)	(2.45)	2.19	0.78
Less Distributions:
From Net Investment Income	(0.04)	(0.14)	(0.16)	(0.25)	(0.11)
From Net Realized Gains	—	(0.71)	(1.23)	(0.65)	(0.54)
Total Distributions	(0.04)	(0.85)	(1.39)	(0.90)	(0.65)
Net Increase (Decrease)	1.04	(2.48)	(3.84)	1.29	0.13
Net Asset Value, End of Year	$9.15	$8.11	$10.59	$14.43	$13.14
Total Investment Return	13.39%	(16.96)%	(18.39)%	17.56%	6.26%
Ratios and Supplemental Data
Net Assets, End of Year (in thousands)	$14,164	$12,889	$16,959	$22,697	$17,202
Ratio of Expenses to Average Net Assets:
Net of Waivers, Reimbursements and Recoupments	2.00%	2.00%	1.71%	1.56%	1.53%
Before Waivers, Reimbursements and Recoupments	1.97%	2.08%	1.71%	1.56%	1.53%
Ratio of Net Investment Income to Average Net Assets:
Net of Waivers, Reimbursements and Recoupments	0.20%	1.33%	1.20%	1.33%	1.74%
Before Waivers, Reimbursements and Recoupments	0.23%	1.25%	1.20%	1.33%	1.74%
Portfolio Turnover	52.2%	54.5%	75.8%	41.5%	28.9%

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2010

1.	Organization

The Primary Trend Fund, Inc. (The “Fund”), a Wisconsin Corporation, began operations on September 15, 1986.  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end diversified investment management company.  The Fund seeks capital growth and income.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund.

a.
Securities listed on a national securities exchange are valued at the last sale price.  Securities that are traded on the NASDAQ National Market or the NASDAQ Smallcap Market are valued at the NASDAQ Official Closing Price.  If no sale is reported, the average of the last bid and asked prices is used.  Other securities for which market quotations are readily available are valued at the average of the latest bid and asked prices.  Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors.  Securities with maturities of 60 days or less are valued at amortized cost.

Generally accepted accounting principles (GAAP) defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement.

Under GAAP, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 –
quoted prices for active markets for identical securities.  An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$10,977,200	$—	$—	$10,977,200
Short-Term Investments	—	3,245,047	—	3,245,047
Total	$10,977,200	$3,245,047	$—	$14,222,247

*	All sub-categories within common stocks as detailed in the Portfolio of Investments represent level 1 evaluation status.

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2010

The Fund did not hold any Level 3 securities during the year ended June 30, 2010.

b.
Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and accretion of discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

c.
No provision for federal income taxes has been made since the Fund has elected to be taxed as a regulated investment company and intends to distribute its net investment income and net realized gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

As of and during the year ended June 30, 2010, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006.

d.
Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.

The tax character of distributions paid during the fiscal years ended June 30, 2010 and 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary Income	$71,192	$226,644
Net long term capital gains	—	1,128,761
Total taxable distributions	71,192	1,355,405
Total distributions paid	$71,192	$1,355,405

e.
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2010

3.	Investment Advisory Fees and Management Agreements

The Fund has an agreement with Arnold Investment Counsel, Inc. (the “Adviser”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser. Under the terms of the agreement, the Adviser receives from the Fund a monthly fee at an annual rate of 0.74% of its average daily net assets. The agreement further stipulates that the Adviser will reimburse the Fund for annual expenses exceeding 2.0% of the Fund’s average daily net asset value.  There were no such reimbursements necessary for the year ended June 30, 2010.

As part of the Expense Reimbursement Recoupment Agreement, the Fund has agreed to repay the Adviser for amounts previously waived or reimbursed by the Adviser pursuant to the Investment Advisory Agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 2.0% and the repayment is made within three years after the year in which the Adviser incurred the expense.  As of June 30, 2010 the Fund paid the Adviser $4,927 in repayment for fees previously waived.  As of June 30, 2010 there was $5,982 of fees available to be recovered no later than June 30, 2012.

4.	Purchases and Sales of Securities
Total purchases and sales of securities, other than short-term investments, for the Fund for the year ended June 30, 2010 were as follows:

Purchases	$7,120,322
Sales	9,344,950

5.	Tax Information
As of June 30, 2010, the Fund had a capital loss carry forward of $1,416,377 of which $473,319 expires on June 30, 2017 and $943,058 expires on June 30, 2018.

At June 30, 2010, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $15,574,217, for the Fund, was as follows:

Unrealized appreciation	$682,792
Unrealized depreciation	(2,034,762)
Net unrealized depreciation on investments	$(1,351,970)

As of June 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$29,878
Undistributed long-term capital gains	—
Accumulated earnings	29,878
Accumulated capital and other losses	(1,416,377)
Unrealized depreciation	(1,351,970)
Total accumulated earnings/(deficit)	$(2,738,469)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
The Primary Trend Fund, Inc.

We have audited the accompanying statement of assets and liabilities, of The Primary Trend Fund, Inc. (the “Fund”), including the portfolio of investments as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods indicated prior to June 30, 2008, were audited by other auditors, who expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2010 by correspondence with the Fund’s custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Primary Trend Fund, Inc. as of June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio
August 26, 2010

Proxy Voting Policies and Procedures (Unaudited)
For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-800-443-6544 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ended June 30, 2010, will be available without charge, upon request, by calling 1-800-443-6544 or by accessing the website of the Securities and Exchange Commission.

Disclosure of Portfolio Holdings (Unaudited)
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Tax Designation (Unaudited)
For the year ended June 30, 2010, 100.00% of the dividends paid from net investment income, including short-term gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended June 30, 2010, 100.00% of the dividends paid from net investment income, including short-term gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

DIRECTORS AND OFFICERS (UNAUDITED)

Number of
		Term of	Principal	Funds	Other
	Position(s)	Office and	Occupation(s)	in Complex	Directorships
Name, Address	Held with	Length of	During Past	Overseen	Held
and Age	the Fund	Time Served	5 Years	by Director	by Director
Independent Directors:
Clark Hillery	Director	Indefinite, until	Director of Team Services	1	None
3960 Hillside Drive		successor elected	for the Milwaukee Bucks
Suite 204
Delafield, WI 53018		12 years
Age: 60

William J. Rack	Director	Indefinite, until	Commercial Real Estate	1	None
3960 Hillside Drive		successor elected	Development and Leasing
Suite 204
Delafield, WI 53018		8 years
Age: 64

Interested Directors:
Barry S. Arnold	Director,	Indefinite, until	Portfolio Manager	1	Arnold Investment
3960 Hillside Drive	Vice	successor elected			Counsel, Inc.
Suite 204	President
Delafield, WI 53018	and	13 years
Age: 45	Secretary

Officer:
Lilli Gust	President,	N/A	Investment Adviser	1	Arnold Investment
3960 Hillside Drive	Treasurer				Counsel, Inc.
Suite 204	and Chief
Delafield, WI 53018	Compliance
Age: 64	Officer

Certain officers and directors of the Fund are affiliated with the Adviser.  None of these individuals receives a fee from the Fund for serving as an officer or director.  The independent directors’ remuneration for the Fund totaled $8,000 for the year ended June 30, 2010.

Additional information about the Fund’s Directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-443-6544.

FUND PERFORMANCE COMPARISON (Unaudited)

The performance data quoted is past performance and past performance is no guarantee of future results.  Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be higher or lower than the performance quoted.  To obtain performance current to the most recent month-end, please call 1-800-443-6544.

The performance included in the table and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.  Total returns are based on net change in NAV assuming reinvestment of distributions.  As of October 31, 2009, the effective date of the most recent prospectus, the gross expense ratio for the Fund was 2.08%.

*
The S&P 500® Index is an unmanaged but commonly used measure of common stock total return performance.  The Fund’s total returns include operating expenses such as transaction costs and advisory fees which reduce total returns while the total returns of the Index do not include such costs.

www.primarytrendfunds.com

INVESTMENT ADVISER
Arnold Investment Counsel Incorporated
3960 Hillside Drive, Suite 204
Delafield, Wisconsin 53018
1-800-443-6544

OFFICERS
Lilli Gust, President and Treasurer
Barry S. Arnold, Vice President and Secretary

DIRECTORS
Barry S. Arnold
Clark J. Hillery
William J. Rack

ADMINISTRATOR
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

CUSTODIAN
U.S. Bank, N.A.
1555 North RiverCenter Drive
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-968-2122

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy, Suite 1100
Westlake, Ohio 44145

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Founding member of

100%	NO-LOAD TM MUTUAL FUND COUNCIL

Item 2.  Code of Ethics

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer.  During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code.

Item 3.  Audit Committee Financial Expert

While The Primary Trend Fund, Inc. believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission.

Item 4.  Principal Accountant Fees and Services

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.

(a) Audit Fees.
Fiscal year ended June 30, 2010	$13,500
Fiscal year ended June 30, 2009	$13,000

(b) Audit-Related Fees.
Fiscal year ended June 30, 2010	$0
Fiscal year ended June 30, 2009	$0

(c) Tax Fees.
Fiscal year ended June 30, 2010	$1,000
Fiscal year ended June 30, 2009	$1,000

(d) All Other Fees.
None.

(e)
(1) None.

(2) None.

(f) None.

(g) See item 4(c).

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

 Not applicable.

Item 11.  Controls and Procedures

(a)
The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected or were reasonably likely to materially affect Registrant’s internal control over financial reporting.

 Item 12.  Exhibits

(a)	Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed September 4, 2008. (SEC Accession No. 0000898531-08-000244)

(b)	Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Primary Trend Fund, Inc.

/s/ Lilli Gust
Lilli Gust
Principal Executive Officer
August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lilli Gust
Lilli Gust
Principal Executive Officer
August 26, 2010

/s/ Lilli Gust
Lilli Gust
Principal Financial Officer
August 26, 2010